UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2006

Thornburg Mortgage Securities Trust 2006-2
(Issuing Entity)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

Thornburg Mortgage Home Loans, Inc.
(Exact Name of Sponsor as Specified in its Charter)
Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127872	13-3320910
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 525-8119

                                                  No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2006-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127872) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $938,996,100 the Class A-1-A, Class A-1-B, Class A-1-C, Class A-2-A, Class A-2-B, Class A-2-C, Class A-X-1, Class A-X-2, Class A-R, Class B-1, Class B-2 and Class B-3 Thornburg Mortgage Securities Trust 2006-2, Mortgage Loan Pass-Through Certificates, Series 2006-2 (the “Public Certificates”) on March 30, 2006.  The Public Certificates were offered pursuant to the  Prospectus, dated December 22, 2005, as supplemented by the Prospectus Supplement, dated March 28, 2006 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee, Thornburg Mortgage Home Loans, Inc., as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A-1-A, Class A-1-B, Class A-1-C, Class A-2-A, Class A-2-B, Class A-2-C, Class A-X-1, Class A-X-2, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class I.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of adjustable rate and hybrid, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $947,522,751 as of March 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing, dated as of March 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee, Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Thornburg Mortgage Home Loans, Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

99.1

(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo Bank, N.A., as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated March 30, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2

Auction Administration Agreement, dated as of March 30, 2006 between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., on behalf of the Thornburg Mortgage Securities Trust 2006-2.

99.3

Schedule to ISDA Master Agreement, Schedule and swap confirmation, each dated as of March 30, 2006, between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., on behalf of the Thornburg Mortgage Securities Trust 2006-2.

99.4

Cap agreement related to the Class A-1-A, Class A-1-B and Class A-1-C Certificates, dated as of March 30, 2006, between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., on behalf of the Thornburg Mortgage Securities Trust 2006-2.

99.5

Cap agreement related to the Class A-2-A, Class A-2-B and Class A-2-C Certificates, dated as of March 30, 2006, between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., on behalf of the Thornburg Mortgage Securities Trust 2006-2.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON

MORTGAGE SECURITIES CORP.

By:    /s/ Kevin Steele

       Name: Kevin Steele

       Title:    Vice President

Dated:  March    30    , 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing, dated as of March 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee, Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Thornburg Mortgage Home Loans, Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

99.1

(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo Bank, N.A., as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated March 30, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.2

Auction Administration Agreement, dated as of March 30, 2006 between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., on behalf of the Thornburg Mortgage Securities Trust 2006-2.

99.3

Schedule to ISDA Master Agreement, Schedule and swap confirmation, each dated as of March 30, 2006, between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., on behalf of the Thornburg Mortgage Securities Trust 2006-2.

99.4

Cap agreement related to the Class A-1-A, Class A-1-B and Class A-1-C Certificates, dated as of March 30, 2006, between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., on behalf of the Thornburg Mortgage Securities Trust 2006-2.

99.5

Cap agreement related to the Class A-2-A, Class A-2-B and Class A-2-C Certificates, dated as of March 30, 2006, between The Royal Bank of Scotland plc and Wells Fargo Bank, N.A., on behalf of the Thornburg Mortgage Securities Trust 2006-2.